UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) May 11, 2005


                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-22268                33-0371079
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(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
      of incorporation)                                    Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 943-6007

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

____ Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

____ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 11, 2005, Thomas J. Martini, was promoted to the position of Chief Financial Officer of National R.V. Holdings, Inc. (the "Company"). Mr. Martini, currently the Company's Treasurer, replaces Joseph W. Hansen, who resigned as the Company's Chief Financial Officer effective May 11, 2005.

Mr. Martini has served as Treasurer since joining the Company in March 2004. Prior to joining the Company, Mr. Martini, who is 56 years of age, was Vice President and Treasurer for Coachmen Industries, Inc., a publicly-traded recreational vehicle manufacturer, from March 2001 to December 2003. From 1991 to March 2001, Mr. Martini served as Chief Financial Officer of Miller Building Systems, Inc., a manufacturer of commercial and institutional buildings, that was publicly-traded prior to its acquisition in 2000 by Coachmen Industries, Inc. From 1978 to 1991, Mr. Martini held a number senior financial management positions for several manufacturing organizations. Mr. Martini is a certified public accountant.

Mr. Martini is a party to an employment agreement with the Company dated March 16, 2004 entered into at the time Mr. Martini was hired as the Company's Treasurer. This agreement provides for an employment at-will arrangement and can be terminated by the Company or Mr. Martini at any time. Effective with his appointment as Chief Financial Officer, Mr. Martini's salary has been adjusted to $200,000 per year. Under the agreement, the Company granted Mr. Martini an option to purchase 5,000 shares of the Company's common stock. Mr. Martini is also entitled to certain standard employee benefits pursuant to such agreement.

A copy of the press release announcing the appointment of Mr. Martini and the resignation of Mr. Hansen is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c).  Financial Statements and Exhibits.

99.1     Press Release of National R.V. Holdings, Inc. dated May 13, 2005.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   NATIONAL R.V. HOLDINGS, INC.


                                   By:      /s/ BRADLEY C. ALBRECHTSEN
                                            Bradley C. Albrechtsen
                                            President and Chief Executive
                                            Officer

Date:  May 13, 2005

                                                                    EXHIBIT 99.1

                                        [GRAPHIC OMITTED][GRAPHIC OMITTED]



FOR IMMEDIATE RELEASE                                        Contact:
                                                          Donna Dolan
                                                         800.322.6007
                                                          ir@nrvh.com


             National R.V. Holdings, Inc. Appoints Thomas J. Martini

                             Chief Financial Officer


Perris, California, May 13, 2005 - National R.V. Holdings, Inc. (NYSE: NVH) today announced that it has appointed Thomas J. Martini, the Company's current Treasurer, as the Company's new Chief Financial Officer and has accepted the resignation of Joseph W. Hansen, the Company's former CFO, effective May 11, 2005.

Mr. Martini has served as Treasurer since joining the Company in March of 2004. Prior to joining the Company, Mr. Martini, who is 56 years of age, was Vice President and Treasurer for Coachmen Industries, Inc., a publicly-traded recreational vehicle manufacturer, from March 2001 to December 2003. From 1991 to March 2001, Mr. Martini served as Chief Financial Officer of Miller Building Systems, Inc., a manufacturer of commercial and institutional buildings, which was publicly-traded prior to its acquisition in 2000 by Coachmen Industries, Inc. From 1978 to 1991, Mr. Martini held a number senior financial management positions for several manufacturing organizations. Mr. Martini is a certified public accountant.

"Tom has done an excellent job as Treasurer, has a strong technical accounting background and significant experience with Sarbanes-Oxley, and has a good understanding of the industry. We are very pleased that he has agreed to take on this very important role at National R.V. Holdings. He brings both a broad range of knowledge and a depth of experiences that will be exceptionally useful in his new position," commented Brad Albrechtsen, National R.V. Holding's President and Chief Executive Officer.

National R.V. Holdings, Inc., through its two wholly owned subsidiaries, National R.V., Inc. (NRV) and Country Coach, Inc. (CCI), is one of the nation's leading producers of motorized recreation vehicles. NRV is located in Perris, California where it produces Class A gas and diesel motor homes under model names Dolphin, Islander, Sea Breeze, Tradewinds and Tropi-Cal. CCI is located in Junction City, Oregon where it produces high-end Class A diesel motor homes under the model names Affinity, Allure, Inspire, Intrigue, Lexa and Magna, and bus conversions under the Country Coach Prevost brand.


This release and other statements by the Company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested herein due to certain risks and uncertainties including, without limitation, the cyclical nature of the recreational vehicle industry; seasonality and potential fluctuations in the Company's operating results; any material weaknesses in the Company's internal control over financial reporting or any failure to implement required new or improved controls; the Company's dependence on chassis suppliers; potential liabilities under dealer/lender repurchase agreements; competition; government regulation; warranty claims; product liability; and dependence on certain dealers and concentration of dealers in certain regions. Certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested are set forth in the Company's filings with the Securities and Exchange Commission (SEC) and the Company's public announcements, copies of which are available from the SEC or from the Company upon request.


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